UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500 Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information included under the heading “Preliminary Results for the Quarter Ended June 30, 2025” in Item 8.01 of this report is incorporated herein by reference.

Item 8.01	Other Events.

Preliminary Results for the Quarter Ended June 30, 2025

On July 23, 2025, Offerpad Solutions Inc. (the “Company”) announced certain preliminary results as of and for the quarter ended June 30, 2025. These preliminary estimates are not a comprehensive statement of the Company’s financial results for the quarter ended June 30, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. In addition, these preliminary estimates as of and for the quarter ended June 30, 2025 are not necessarily indicative of the results to be achieved in any future period. While the Company currently expects that its actual results will be consistent with the results described below, it is possible that the Company’s actual results may not be consistent with the results the Company currently estimates.

The preliminary results reflected below have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary results. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

For the quarter ended June 30, 2025, the Company estimates that its revenue was $160.3 million, that its net loss was $(10.9) million and that its Adjusted EBITDA was $(4.8) million. The Company sold 452 homes in the quarter ended June 30, 2025. The Company’s cash and cash equivalents as of June 30, 2025 was $22.7 million.

The following table reconciles the Company’s estimated net loss to its estimated Adjusted EBITDA for the quarter ended June 30, 2025:

(in millions, unaudited)	Three Months Ended June 30, 2025
Net loss (GAAP)	$(10.9)
Change in fair value of warrant liabilities	(0.3)

Adjusted net loss	$(11.2)
Adjustments:
Interest expense	3.7
Amortization of capitalized interest	1.2
Income tax expense (benefit)	—
Depreciation and amortization	0.2
Amortization of stock-based compensation	1.3

Adjusted EBITDA	$(4.8)

Adjusted EBITDA is a financial measure that is not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA may have limitations as an analytical tool when assessing the Company’s operating performance and should not be considered in isolation or as a substitute for GAAP measures. The Company may calculate or present Adjusted EBITDA differently than other companies who report measures with similar titles and, as a result, the Adjusted EBITDA reported by the Company may not be comparable with those of companies in the Company’s industry or in other industries. The Company calculates Adjusted EBITDA as GAAP net income (loss), adjusted for the change in fair value of warrant liabilities, interest expense, amortization of capitalized interest, taxes, depreciation and amortization and stock-based compensation expense.

Non-Binding Term Sheet for Debt Facility

On July 23, 2025, the Company also announced that it has entered into a non-binding term sheet with a partner for a proposed revolving debt facility to be provided by the partner, to support the Company’s continued growth and long-term strategic initiatives.

The non-binding term sheet contemplates that borrowings under the proposed $15 million revolving debt facility would accrue interest at 8.50% per annum, and the facility would have a three-year term. The facility is also expected to include customary covenants of the type in the Company’s existing debt agreements.

The transaction and its terms remain subject to final documentation, customary closing conditions, and other approvals. There can be no assurance that the proposed debt facility will be completed on the terms contemplated, or at all.

Forward-Looking Statements

Certain statements in report may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding the Company’s preliminary results for the second quarter of 2025 and statements regarding the expected terms of the proposed debt facility contemplated by the non-binding term sheet are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, the Company’s ability to respond to general economic conditions; the health of the U.S. residential real estate industry; the Company’s ability to grow market share in its existing markets or any new markets it may enter; the Company’s ability to manage its growth and its costs structure effectively; the Company’s ability to accurately value and manage real estate inventory, maintain an adequate and desirable supply of real estate inventory, and manage renovations; the Company’s ability to successfully launch new product and service offerings, and to manage, develop and refine its technology platform; the Company’s ability to maintain and enhance its products and brand, and to attract customers; the Company’s ability to achieve and maintain profitability in the future; and the success of strategic relationships with third parties. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission and the Company’s other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this report. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: July 23, 2025	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer